Fees Summary	Oct. 01, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	3,367.53
Total Transaction Valuation	24,384,701.60
Total Offset Amount	2,968.73
Net Fee	$ 398.80